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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
OSI Pharmaceuticals, Inc.:


We consent to the use of our report dated December 22, 1999, incorporated herein by reference.

                                                                       KPMG LLP

Melville, New York
July 25, 2000